SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2010

SCHOOL4CHAUFFEURS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	333-141406	20-5478196
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
745 Camden Ave., Suite D Campbell, CA 95008
(Address of principal executive offices)
(408) 828-2250
(Registrant’s Telephone Number)

6767 Tropicana Avenue, Suite 207

Las Vegas, Nevada

(702) 248-1027

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

The following table sets forth, as of April 16, 2010, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 2,450,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Directors and Officers:
Grant Jasmin 745 Camden Ave., Suite D Campbell, CA 95008	1,700,000	69.38%
All executive officers and directors as a group (1 person)	1,700,000	69.38%

(1)	Grant Jasmin, a resident of the United States, acquired these shares on April 16, 2010 in a private transaction from Jeffrey E. Jones, our former sole officer and director.

 Item 5.01

Changes in Control of Registrant

The information set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of the Registrant took the following actions by unanimous written consent on April 16, 2010: Mr. Jeffrey E. Jones resigned from all positions with the Registrant, including Chief Executive Officer/President, Chief Financial Officer/Treasurer, Secretary and Director and, as his final act as the sole member of the Company’s Board of Directors, Mr. Jones appointed Mr. Grant Jasmin as the Company’s Chief Executive Officer/President, Chief Financial Officer/Treasurer, Secretary and Director. Mr. Jasmin accepted such appointments. Mr. Jones informed the Company that his decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The biography for Mr. Jasmin is set forth below:

GRANT JASMIN - Grant Jasmin is the Founder of POWRtec Corporation, and has been its CEO since 2004. Grant Jasmin holds both an MBA and a Law degree and has over 25 years of experience as an executive and a lawyer working with high-tech companies in Silicon Valley. He has been responsible for dozens of publicly registered and private stock and debt offerings.  Grant was a founder of audiohighway.com, a company specializing in the delivery of audio content over the internet, where he served as the Chief Operating Officer and a Director. Prior to audiohighway.com Grant was engaged in full time law practice where he worked on over fifty public offerings representing both Companies and Underwriters as well as various investor groups.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   April 19, 2010

SCHOOL4CHAUFFEURS, INC.

By: /s/ Grant Jasmin

Grant Jasmin

CEO